UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported) July 1, 2014

OLD REPUBLIC INTERNATIONAL CORPORATION
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(Exact name of registrant as specified in its charter)

Delaware	001-10607	36-2678171
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

307 North Michigan Avenue, Chicago, Illinois 60601
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(Address of principal executive offices) (Zip Code)

(312) 346-8100
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(Registrant’s telephone number, including area code)

N/A
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 140.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On July 1, 2014 Old Republic International Corporation announced that its mortgage guaranty insurance subsidiaries, Republic Mortgage Insurance Company (“RMIC”) and Republic Mortgage Insurance Company of North Carolina (“RMICNC”) had received from the North Carolina Department of Insurance (“NCDOI”) a Final Order approving an amended and restated Corrective Plan (“Amended Plan”) filed jointly by RMIC and RMICNC with the NCDOI on April 16, 2014. Under the Amended Plan, RMIC and RMICNC will pay off 100% of their deferred payment obligations (“DPOs”) that were incurred on or prior to June 30, 2014 and will settle all subsequent valid claims entirely in cash, without incurring any DPOs.

The full text of its announcment is included as Exhibit 99.1 hereto.

Item 9.01  Financial Statements and Exhibits.

    (C)  Exhibits

       99.1  Press Release dated July 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLD REPUBLIC INTERNATIONAL CORPORATION
Registrant

Date: July 1, 2014	By: /s/ Karl W. Mueller
Karl Mueller
Senior Vice President and Chief Fnancial Officer